UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8092

Western Asset Worldwide Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eight Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

ITEM 1.          REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2011

Semi-Annual Report

Western Asset Worldwide Income Fund Inc.
(SBW)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Worldwide Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

What’s inside

Letter from chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	11

Statement of operations	12

Statements of changes in net assets	13

Financial highlights	14

Notes to financial statements	15

Additional shareholder information	28

Dividend reinvestment plan	29

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Worldwide Income Fund Inc. for the six-month reporting period ended June 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•                  Fund prices and performance,

•                  Market insights and commentaries from our portfolio managers, and

•                  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 29, 2011

Western Asset Worldwide Income Fund Inc.	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended June 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During the first half of the period, there were expectations of a strengthening economy and generally robust investor risk appetite. However, as the reporting period progressed, weakening economic data triggered a flight to quality as investor risk aversion increased. Despite giving back a portion of their previous gains in late May and June, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than previously realized during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the year was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in the first half of the reporting period, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. As of the end of the reporting period, approximately 14.1 million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8%, 4.0% and 0.8% in April, May and June, respectively. At the end of June, the inventory of unsold homes was a 9.5 month supply at the current sales level, versus a 9.1 month supply in May. Existing-home prices were relatively stagnant versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $184,300 in June 2011, up 0.8% from June 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-three consecutive months since it began expanding in August 2009 (a reading

IV	Western Asset Worldwide Income Fund Inc.

Investment commentary (cont’d)

below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, although only twelve of the eighteen industries tracked by the Institute for Supply Management expanded during the month.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe, geopolitical events in the Middle East and Northern Africa (“MENA”), and the natural disasters in Japan. Political turmoil in the MENA region caused oil prices to rise above $100 a barrel in February 2011, the first such occurrence in roughly two years. This led to concerns that higher oil prices could temper economic growth in both developed and emerging market countries. The tragedy in Japan also impacted the global economy. The World Bank has projected damage in northeast Japan could reach $235 billion. Japan’s economy fell back into recession in the first quarter of 2011, with GDP contracting 0.9%. However, the World Bank stated, “As a result of the earthquake and tsunami, Japan’s real GDP growth will slow, but the slowdown will likely be temporary. Growth should start picking up after mid-2011 as reconstruction efforts get underway.” Elsewhere, Eurozone GDP growth was 0.8% during the first quarter, compared to a 0.3% expansion in the fourth quarter of 2010. Among the largest emerging market countries, GDP growth was 9.7% in China and 7.8% in India during the first quarter of 2011.

Financial market overview

While stocks and lower-quality bonds generated solid results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the devastation in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, prior to the beginning of the reporting period, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

Despite these efforts, at its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure

Western Asset Worldwide Income Fund Inc.	V

that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rate at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

In June, the Fed also announced that it would complete QE2 on schedule at the end of June. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies and the Fed said it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) had not raised interest rates since July 2008. However, in early April 2011, the ECB raised interest rates from 1.00% to 1.25% and then to 1.50% in July (after the reporting period ended). In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Fixed income market review

While volatility was elevated at times, the U.S. spread sectors (non-Treasuries) produced positive results during the reporting period. As was the case for much of 2010, the spread sectors generally outperformed equal-durationv Treasuries during the first four months of the reporting period. A combination of positive economic growth, benign core inflation, rising corporate profits and overall robust investor demand supported the spread sectors from January through April 2011. Investor sentiment then began to shift in May, as optimism about the economic expansion waned and investor risk appetite started to be replaced with increased risk aversion. While the U.S. spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased in June given a host of disappointing economic data and a further escalation of the European sovereign debt crisis. Against this backdrop, the spread sectors generated relatively poor results during most of June as investors fled the spread sectors in favor of Treasury securities.

Both short- and long-term Treasury yields fluctuated during the six months ended June 30, 2011. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, due to the tragic events in Japan. Yields briefly moved higher toward the end of March, but then generally declined from April through June given disappointing economic data and periodic flights to quality. In late June, two- and ten-year Treasury yields bottomed at 0.35% and 2.88%, respectively, and ended the period at 0.45% and 3.18%, respectively. For the six months ended June 30, 2011, the

VI	Western Asset Worldwide Income Fund Inc.

Investment commentary (cont’d)

Barclays Capital U.S. Aggregate Indexvi returned 2.72%. In comparison, the Barclays Capital Global Aggregate Index (Hedged)vii returned 1.48% over the same time frame.

The U.S. high-yield bond market produced strong results during the first five months of the reporting period. High-yield prices moved higher against a backdrop of generally better-than-expected corporate profits and overall strong investor demand. However, the asset class gave back a portion of its gains in June during the flight to quality, with the high-yield market posting its first monthly loss since November 2010. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexviii returned 4.98% for the six months ended June 30, 2011.

Despite periods of volatility, the emerging market debt asset class generated a solid return for the six-month reporting period. Investor concerns regarding interest rate hikes in China and unrest in the MENA region dragged the asset class down from November 2010 (prior to the beginning of the reporting period) through January 2011. Emerging market debt prices then largely stabilized in February and rallied from March through June. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 5.09% over the six months ended June 30, 2011.

Performance review

For the six months ended June 30, 2011, Western Asset Worldwide Income Fund Inc. returned 5.42% based on its net asset value (“NAV”)x and 7.63% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 5.09% over the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averagexi returned 5.90% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.45 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2011 (unaudited)

Price Per Share	6-Month Total Return*
$15.19 (NAV)	5.42%†
$13.84 (Market Price)	7.63%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*	Total returns are based on changes in NAV or market price, respectively.

†	Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡	Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “SBW” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSBWX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

Western Asset Worldwide Income Fund Inc.	VII

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 29, 2011

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VIII	Western Asset Worldwide Income Fund Inc.

Investment commentary (cont’d)

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

viii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

x

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category.

Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†                  The bar graph above represents the composition of the Fund’s investments as of June 30, 2011 and December 31, 2010 and does not include derivatives such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — June 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	— Emerging Markets
EMBI Global	— JPMorgan Emerging Markets Bond Index Global
IG Credit	— Investment Grade Credit
SBW	— Western Asset Worldwide Income Fund Inc.

Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — June 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	— Emerging Markets
EMBI Global	— JPMorgan Emerging Markets Bond Index Global
IG Credit	— Investment Grade Credit
SBW	— Western Asset Worldwide Income Fund Inc.

4	Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2011

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 59.7%
Argentina — 5.0%
Republic of Argentina	7.820%	12/31/33	3,210,193	EUR	$3,409,978	(a)
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	9,168,664	EUR	1,961,150	(a)‡
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	9,904,661	ARS	404,287	(a)‡
Republic of Argentina, GDP Linked Securities, Senior Bonds	0.000%	12/15/35	1,565,000		279,353	(a)‡
Republic of Argentina, Senior Bonds	7.000%	9/12/13	719,000		746,861
Republic of Argentina, Senior Bonds	7.000%	10/3/15	927,000		917,266
Republic of Argentina, Senior Bonds	2.260%	12/31/38	126,377	EUR	63,685
Republic of Argentina, Senior Notes	8.750%	6/2/17	1,673,020		1,748,306
Total Argentina					9,530,886
Brazil — 6.2%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	848,000	BRL	514,431
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	14,872,000	BRL	8,641,750
Federative Republic of Brazil	7.125%	1/20/37	2,163,000		2,682,120
Total Brazil					11,838,301
Chile — 0.9%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	500,000		480,808	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	550,000		525,290	(b)
Republic of Chile, Senior Notes	3.875%	8/5/20	797,000		805,767
Total Chile					1,811,865
Colombia — 3.5%
Republic of Colombia	7.375%	9/18/37	3,035,000		3,839,275
Republic of Colombia, Senior Bonds	6.125%	1/18/41	350,000		382,375
Republic of Colombia, Senior Notes	7.375%	3/18/19	2,008,000		2,513,012
Total Colombia					6,734,662
Hungary — 1.2%
Republic of Hungary, Senior Notes	6.250%	1/29/20	1,430,000		1,517,230
Republic of Hungary, Senior Notes	6.375%	3/29/21	730,000		773,800
Total Hungary					2,291,030
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	244,000		239,120	(a)(b)
Indonesia — 2.9%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	195,000		229,125	(b)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	5,020,000,000	IDR	686,911
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	10,328,000,000	IDR	1,480,224
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	9,706,000,000	IDR	1,302,679
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	455,000		506,100	(b)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	11,529,000,000	IDR	1,440,148
Total Indonesia					5,645,187

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report	5

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Malaysia — 1.8%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	9,860,000	MYR	$3,320,729
Government of Malaysia, Senior Bonds	4.262%	9/15/16	525,000	MYR	179,853
Total Malaysia					3,500,582
Mexico — 3.5%
Mexican Bonos, Bonds	8.000%	6/11/20	62,830,700	MXN	5,770,583
United Mexican States, Bonds	10.000%	12/5/24	9,020,000	MXN	951,326
Total Mexico					6,721,909
Panama — 2.0%
Republic of Panama	7.250%	3/15/15	3,202,000		3,787,966
Republic of Panama	9.375%	4/1/29	10,000		14,900
Total Panama					3,802,866
Peru — 5.2%
Republic of Peru	8.750%	11/21/33	4,988,000		6,826,078
Republic of Peru, Bonds	7.840%	8/12/20	3,796,000	PEN	1,524,502
Republic of Peru, Bonds	6.550%	3/14/37	1,541,000		1,726,691
Total Peru					10,077,271
Poland — 4.1%
Republic of Poland, Bonds	5.500%	4/25/15	13,585,000	PLN	5,026,955
Republic of Poland, Senior Notes	6.375%	7/15/19	1,180,000		1,351,100
Republic of Poland, Senior Notes	5.125%	4/21/21	1,440,000		1,492,200
Total Poland					7,870,255
Russia — 7.0%
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,140,000		1,306,725	(b)
Russian Foreign Bond-Eurobond	12.750%	6/24/28	173,000		307,075	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	10,025,350		11,842,445	(b)
Total Russia					13,456,245
Turkey — 8.2%
Republic of Turkey	11.500%	1/23/12	1,490,000		1,575,675
Republic of Turkey	11.000%	1/14/13	730,000		832,930
Republic of Turkey	7.250%	3/15/15	425,000		487,050
Republic of Turkey, Collective Action Securities, Notes	9.500%	1/15/14	463,000		543,330
Republic of Turkey, Notes	6.750%	5/30/40	1,270,000		1,374,775
Republic of Turkey, Senior Bonds	5.625%	3/30/21	450,000		472,500
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,822,000		6,516,510
Republic of Turkey, Senior Notes	7.500%	7/14/17	340,000		401,200
Republic of Turkey, Senior Notes	6.875%	3/17/36	3,202,000		3,538,210
Total Turkey					15,742,180

See Notes to Financial Statements.

6	Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Venezuela — 8.1%
Bolivarian Republic of Venezuela	5.750%	2/26/16	12,461,000	$9,719,580	(b)
Bolivarian Republic of Venezuela	7.650%	4/21/25	574,000	374,535
Bolivarian Republic of Venezuela, Collective Action Securities	9.375%	1/13/34	3,716,000	2,666,230
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	445,000	445,000
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000	334,888
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	160,000	121,360
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,595,000	1,887,862	(b)
Total Venezuela				15,549,455
Total Sovereign Bonds (Cost — $105,740,415)				114,811,814
Corporate Bonds & Notes — 39.9%
Consumer Discretionary — 1.3%
Media — 1.3%
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	610,000	646,600	(b)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,760,000	1,861,198
Total Consumer Discretionary				2,507,798
Consumer Staples — 0.3%
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000	481,800	(b)
Energy — 18.2%
Oil, Gas & Consumable Fuels — 18.2%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,175,188	1,274,363	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,200,000	1,443,000
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	2,460,000	2,702,802	(b)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	420,000	459,375	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	2,792,000	3,022,340	(b)
Novatek Finance Ltd., Notes	6.604%	2/3/21	830,000	871,500	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	860,000	915,900	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	452,000	481,380	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	5,525,000	5,851,108
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,690,000	1,807,896
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	720,000	771,922
Petroleos Mexicanos, Notes	8.000%	5/3/19	3,800,000	4,704,400
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	850,000	1,030,625	(b)
Petronas Capital Ltd.	5.250%	8/12/19	2,400,000	2,585,455	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	814,000	878,203	(b)

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report	7

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
PT Pertamina Persero, Notes	5.250%	5/23/21	1,050,000	$1,062,600	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,103,000	1,273,801	(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	1,030,000	964,139	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,500,000	1,691,250	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	800,000	914,000	(b)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	160,000	184,400	(b)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	113,000	130,233	(b)
Total Energy				35,020,692
Industrials — 1.7%
Building Products — 0.5%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	300,000	337,500	(b)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	197,000	221,625	(b)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	370,000	405,150	(b)
Total Building Products				964,275
Construction & Engineering — 0.8%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	1,090,000	1,204,450	(b)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	360,000	359,550	(b)
Total Construction & Engineering				1,564,000
Industrial Conglomerates — 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	810,000	780,659	(b)
Total Industrials				3,308,934
Materials — 9.2%
Chemicals — 0.5%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	360,000	391,500	(b)
Braskem Finance Ltd., Senior Notes	5.750%	4/15/21	590,000	596,667	(b)
Total Chemicals				988,167
Containers & Packaging — 0.5%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	1,040,000	1,015,560	(b)
Metals & Mining — 7.0%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	512,000	546,560	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	470,000	501,725	(b)
Evraz Group SA, Notes	8.250%	11/10/15	230,000	256,883	(b)
Evraz Group SA, Notes	9.500%	4/24/18	350,000	404,250	(b)
Evraz Group SA, Notes	6.750%	4/27/18	2,595,000	2,607,975	(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	470,000	541,675	(b)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	380,000	391,134
Southern Copper Corp., Senior Notes	6.750%	4/16/40	440,000	430,236
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,707,000	3,325,230
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,480,000	1,610,663

See Notes to Financial Statements.

8	Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,790,000	$1,928,725	(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	750,000	750,900	(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	170,000	185,300	(b)
Total Metals & Mining				13,481,256
Paper & Forest Products — 1.2%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	890,000	1,019,124
Empresas CMPC SA, Notes	4.750%	1/19/18	470,000	471,897	(b)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	440,000	481,272	(b)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	270,000	284,175	(b)
Total Paper & Forest Products				2,256,468
Total Materials				17,741,451
Telecommunication Services — 7.3%
Diversified Telecommunication Services — 4.8%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	3,490,000	3,324,225	(b)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	790,000	754,450	(b)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	680,000	667,420	(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	420,000	411,600	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	730,000	724,525	(b)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	480,000	520,032	(b)
Vimpel Communications, Notes	6.493%	2/2/16	200,000	207,000	(b)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	2,465,000	2,667,344	(b)
Total Diversified Telecommunication Services				9,276,596
Wireless Telecommunication Services — 2.5%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	620,000	691,300	(b)
True Move Co., Ltd.	10.750%	12/16/13	170,000	184,238	(b)
True Move Co., Ltd.	10.375%	8/1/14	3,410,000	3,687,062	(b)
True Move Co., Ltd., Notes	10.750%	12/16/13	190,000	205,913	(b)
Total Wireless Telecommunication Services				4,768,513
Total Telecommunication Services				14,045,109
Utilities — 1.9%
Electric Utilities — 1.0%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	420,000	477,750	(b)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	185,000	210,437	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	940,000	1,104,500	(b)
Total Electric Utilities				1,792,687
Independent Power Producers & Energy Traders — 0.4%
Colbun SA, Senior Notes	6.000%	1/21/20	780,000	821,653	(b)

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report	9

Western Asset Worldwide Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Multi-Utilities — 0.5%
E-CL SA, Notes	5.625%	1/15/21	490,000	$ 505,781	(b)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	400,000	467,000	(b)
Total Multi-Utilities				972,781
Total Utilities				3,587,121
Total Corporate Bonds & Notes (Cost — $70,044,000)				76,692,905

		Expiration Date	Warrants
Warrants — 0.3%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $0)		4/15/20	23,180	643,245	*
Total Investments before Short-Term Investments (Cost — $175,784,415)				192,147,964

		Maturity Date	Face Amount†
Short-Term Investments — 0.1%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $209,865)	0.120%	1/10/12	210,000	209,887	(c)(d)
Total Investments — 100.0% (Cost — $175,994,280#)				$192,357,851

†           Face amount denominated in U.S. dollars, unless otherwise noted.

‡           The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.

*          Non-income producing security.

(a)       Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)      Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)       All or a portion of this security is held at the broker as collateral for open futures contracts.

(d)      Rate shown represents yield-to-maturity.

#          Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol
PLN	— Polish Zloty

See Notes to Financial Statements.

10	Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Worldwide Income Fund Inc.

Summary of Investments by Country**

Mexico	12.4%
Brazil	11.2
Russia	10.6
Venezuela	8.4
Turkey	8.2
Argentina	5.7
Peru	5.2
Colombia	4.5
Poland	4.1
Malaysia	3.6
Indonesia	3.5
Cayman Islands	2.8
Chile	2.4
Luxembourg	2.3
Thailand	2.1
Panama	2.0
Ireland	2.0
Kazakhstan	1.6
United Kingdom	1.5
Hungary	1.2
Netherlands	0.9
United States	0.9
United Arab Emirates	0.7
Qatar	0.7
Trinidad and Tobago	0.5
British Virgin Islands	0.4
Bermuda	0.2
Germany	0.2
India	0.1
Short-Term Investments	0.1
100.0%

**  As a percentage of total investments. Please note that Fund holdings are as of June 30, 2011 and are subject to change.

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

June 30, 2011

Assets:
Investments, at value (Cost — $175,994,280)	$ 192,357,851
Foreign currency, at value (Cost — $834,598)	847,245
Cash	597,097
Interest receivable	4,101,111
Receivable for securities sold	407,175
Unrealized appreciation on forward foreign currency contracts	141,288
Swaps, at value	9,025
Prepaid expenses	16,358
Total Assets	198,477,150

Liabilities:
Payable for securities purchased	395,630
Investment management fee payable	170,090
Payable to broker — variation margin on open futures contracts	62,985
Accrued foreign capital gains tax	56,949
Unrealized depreciation on forward foreign currency contracts	12,662
Directors’ fees payable	2,356
Accrued expenses	120,694
Total Liabilities	821,366
Total Net Assets	$ 197,655,784

Net Assets:
Par value ($0.001 par value; 13,014,971 shares issued and outstanding; 100,000,000 shares authorized)	$ 13,015
Paid-in capital in excess of par value	180,856,658
Undistributed net investment income	1,170,996
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(985,106)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	16,600,221
Total Net Assets	$ 197,655,784

Shares Outstanding	13,014,971

Net Asset Value	$15.19

See Notes to Financial Statements.

12	Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2011

Investment Income:
Interest	$ 6,913,071
Dividends	69,540
Less: Foreign taxes withheld	(66,503)
Total Investment Income	6,916,108

Expenses:
Investment management fee (Note 2)	1,011,137
Transfer agent fees	52,053
Commitment fees (Note 5)	33,979
Custody fees	31,888
Audit and tax	31,028
Shareholder reports	27,104
Legal fees	24,386
Directors’ fees	16,823
Stock exchange listing fees	10,632
Fund accounting fees	9,212
Insurance	2,570
Miscellaneous expenses	3,842
Total Expenses	1,254,654
Net Investment Income	5,661,454

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,365,185
Futures contracts	(19,320)
Foreign currency transactions	(735,782)
Net Realized Gain	1,610,083
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	2,110,094
Futures contracts	587,719
Swap contracts	(585)
Foreign currencies	207,295
Change in Net Unrealized Appreciation (Depreciation)	2,904,523
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	4,514,606
Increase in Net Assets from Operations	$ 10,176,060

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010	2011	2010

Operations:
Net investment income	$ 5,661,454	$ 12,276,314
Net realized gain	1,610,083	4,684,889
Change in net unrealized appreciation (depreciation)	2,904,523	5,948,593
Increase in Net Assets From Operations	10,176,060	22,909,796

Distributions to Shareholders From (Note 1):
Net investment income	(5,856,737)	(12,038,848)
Decrease in Net Assets From Distributions to Shareholders	(5,856,737)	(12,038,848)
Increase in Net Assets	4,319,323	10,870,948

Net Assets:
Beginning of period	193,336,461	182,465,513
End of period*	$197,655,784	$193,336,461
* Includes undistributed net investment income of:	$1,170,996	$1,366,279

See Notes to Financial Statements.

14	Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2011[1]		2010	2009[2]		2009[3,4]	2008[3]	2007[3]	2006[3,4]
Net asset value, beginning of period	$14.85		$14.02	$14.00		$10.12	$15.20	$15.36	$16.72
Income (loss) from operations:
Net investment income	0.44		0.94	0.16		0.88	0.93	0.91	0.85
Net realized and unrealized gain (loss)	0.35		0.82	0.02		4.10	(4.86)	0.33	0.57
Total income (loss) from operations	0.79		1.76	0.18		4.98	(3.93)	1.24	1.42
Less distributions from:
Net investment income	(0.45)		(0.93)	(0.16)		(1.05)	(0.80)	(0.82)	(0.86)
Net realized gains	—		—	—		(0.05)	(0.35)	(0.58)	(1.92)
Total distributions	(0.45)		(0.93)	(0.16)		(1.10)	(1.15)	(1.40)	(2.78)
Increase in Net Asset Value due to shares issued on reinvestment of distributions	—		—	—		—	—	—	0.00 [5]
Net asset value, end of period	$15.19		$14.85	$14.02		$14.00	$10.12	$15.20	$15.36
Market price, end of period	$13.84		$13.30	$12.75		$11.95	$8.55	$13.15	$13.37
Total return, based on NAV[6,7]	5.42%		12.86%	1.28%		52.05%	(27.70)%	8.51%[9]	9.55%[10]
Total return, based on Market Price[8]	7.63%		11.88%	8.03%		56.74%	(28.48)%	8.92%	6.95%
Net assets, end of period (000s)	$197,656		$193,336	$182,466		$182,239	$131,651	$197,819	$199,891
Ratios to average net assets:
Gross expenses	1.30%[11]		1.37%	1.50%[11]		1.54%	1.62%	1.56%	1.45%
Gross expenses, excluding interest expense	1.30	[11,12]	1.37 [12]	1.35	[11]	1.36	1.50	1.30	1.28
Net expenses	1.30	[11]	1.37	1.50	[11]	1.54	1.62	1.55 [13]	1.45 [13]
Net expenses, excluding interest expense	1.30	[11,12]	1.37 [12]	1.35	[11]	1.36	1.50	1.30 [13]	1.28 [13]
Net investment income	5.88	[11]	6.47	6.58	[11]	7.43	6.50	6.05	5.57
Portfolio turnover rate	19%		26%	3%		46%	39%	64%	72%
Supplemental data:
Loans Outstanding, End of Period (000s)[14]	—		—	—		—	—	—	—
Asset Coverage for Loan Outstanding)[14]	—		—	—		—	—	—	—
Weighted Average Loan (000s)[14]	—		—	—		—	—	—	$10,000
Weighted Average Interest Rate on Loans[14]	—		—	—		—	—	—	5.07%

1	For the six months ended June 30, 2011 (unaudited).
2	For the period November 1, 2009 through December 31, 2009.
3	For the year ended October 31.
4	Per share amounts have been calculated using the average shares method.
5	Amount represents less than $0.01 per share.
6

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
8

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

9	The manager fully reimbursed the Fund for losses incurred resulting from the Fund not meeting an investment restriction. Without this reimbursement, total return would have been 8.44%.
10	If the Fund had met its investment restriction, the total return may have been different.
11	Annualized.
12	Ratio includes commitment fees incurred on the line of credit.
13	Reflects fees forgone and/or expense reimbursements.
14	At June 31, 2011, December 31, 2010 and 2009, October 31, 2009, 2008, 2007 and 2006, the Fund did not have an outstanding loan.

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Worldwide Income Fund Inc. (the “Fund”) was incorporated in Maryland on October 21, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks to maximize total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•       Level 1 — quoted prices in active markets for identical investments

•       Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•       Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16	Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$114,811,814	—	$114,811,814
Corporate bonds & notes	—	76,692,905	—	76,692,905
Warrants	—	643,245	—	643,245
Total long-term investments	—	$192,147,964	—	$192,147,964
Short-term investments†	—	209,887	—	209,887
Total investments	—	$192,357,851	—	$192,357,851
Other financial instruments:
Futures contracts	$117,713	—	—	$ 117,713
Forward foreign currency contracts	—	$ 141,288	—	141,288
Interest rate swaps	—	9,025	—	9,025
Total other financial instruments	$117,713	$ 150,313	—	$ 268,026
Total	$117,713	$192,508,164	—	$192,625,877

†  See Schedule of Investments for additional detailed categorizations.

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$12,662	—	$12,662

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase

Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report	17

transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary Portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the

18	Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

For average notional amounts of swaps held during the period ended June 30, 2011 see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market

Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report	19

events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2011, the Fund held forward foreign currency contracts and interest rate swaps with credit related contingent features which had a liability position of $12,662. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

20	Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report	21

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions to shareholders of the Fund of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

22	Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $45,140 of Federal excise taxes attributable to calendar year 2010. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in those countries. As of June 30, 2011, there were $56,949 of deferred capital gains tax liabilities accrued on unrealized gains.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited ,Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report	23

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.050% of the Fund’s average weekly net assets up to $250 million and 1.025% of the Fund’s average weekly net assets in excess of $250 million, for its services.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadvisor.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$37,680,032
Sales	35,326,376

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$20,879,649
Gross unrealized depreciation	(4,516,078)
Net unrealized appreciation	$16,363,571

At June 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
U.S. Treasury 10-Year Notes	122	9/11	$14,806,318	$14,924,031	$117,713

24	Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At June 30, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Russian Ruble	JP Morgan Chase & Co.	109,730,895	$ 3,900,708	9/15/11	$(12,662)
Contracts to Sell:
Euro	JP Morgan Chase & Co.	8,458,410	12,262,548	7/15/11	141,288
Net unrealized gain on open forward foreign currency contracts					$128,626

At June 30, 2011, the Fund held the following interest rate swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount†		Termination Date	Payments Made by the Fund	Payments Received by the Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse	3,443,021	BRL	1/2/12	BRL-CDI*	10.560%	—	$5,720	**
Credit Suisse	4,953,550	BRL	1/2/12	BRL-CDI*	10.510%	—	3,305	**
Total	8,396,571					—	$9,025

†           Notional amount denominated in U.S. dollars, unless otherwise noted.

‡           Percentage shown is an annual percentage rate.

*          Based on the Overnight Brazilian Interbank Deposit Rate. As of June 30, 2011, the Brazil CETIP Interbank Deposit (CDI) rate was 12.150%.

**   Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$117,713	—	$117,713
Forward foreign currency contracts	—	$141,288	141,288
Swap contracts	9,025		9,025
Total	$126,738	$141,288	$268,026

Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report	25

LIABILITY DERIVATIVES[1]
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$12,662

1    Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2    Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(19,320)	—	$ (19,320)
Forward foreign currency contracts	—	$(616,390)	(616,390)
Total	$(19,320)	$(616,390)	$(635,710)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$587,719	—	$587,719
Swap contracts	(585)	—	(585)
Forward foreign currency contracts	—	$164,700	164,700
Total	$587,134	$164,700	$751,834

During the six months ended June 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$ 1,547,527
Forward foreign currency contracts (to sell)	8,245,482
Futures contracts (to buy)	14,733,951

Average Notional Balance‡
Interest rate swap contracts	8,396,571BRL

‡  Amounts are denominated in U.S. dollars, unless otherwise noted.

26	Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

5. Loan

At June 30, 2011, the Fund had a $22,000,000 credit line available pursuant to a 364-day revolving credit agreement with a financial institution. Unless renewed, this agreement will terminate on March 16, 2012. The Fund pays a monthly commitment fee at an annual rate of 0.45%, on the unutilized portion of the available loan. The interest on the loan outstanding, if any, is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. For the period March 18, 2011 through June 30, 2011, the Fund incurred a commitment fee in the amount of $28,479.

At June 30, 2011, the Fund had no borrowing outstanding per this credit agreement.

Prior to January 13, 2011, the Fund had a $22,000,000 credit line pursuant to an amended and restated revolving credit and security agreement with CHARTA, LLC (“the Lender”), as successor by assignment to Panterra Funding LLC, and Citibank N.A. (“Citibank”) as a secondary lender, for which Citibank also acts as administrative agent. The loan would generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition the Fund pays a commitment fee at an annual rate of 0.75%, whether used or unused. For the period January 1, 2011 through January 12, 2011, the Fund paid commitment fees of $5,500. On January 13, 2011, the Fund did not renew the revolving credit and security agreement with the lender and the agreement expired.

During the six months ended June 30, 2011, the Fund did not have any borrowings outstanding.

6. Distributions subsequent to June 30, 2011

On May 16, 2011, the Fund’s Board of Directors (the “Board”) declared two distributions in the amount of $0.0750 per share, payable on July 29, 2011 and August 26, 2011 to shareholders of record on July 22, 2011 and August 19, 2011, respectively.

On August 12, 2011, the Board declared three dividends, each in the amount of $0.0750 per share, payable on September 30, 2011, October 28, 2011 and November 25, 2011 to shareholders of record on September 23, 2011, October 21, 2011 and November 18, 2011, respectively.

7. Capital loss carryforward

As of December 31, 2010, the Fund had a net capital loss carryforward of approximately $2,033,179 all of which expires on 2016. This amount will be available to offset any future taxable capital gains.

Western Asset Worldwide Income Fund Inc. 2011 Semi-Annual Report	27

8. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

28	Western Asset Worldwide Income Fund Inc.

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Worldwide Income Fund Inc. was held on April 29, 2011, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Common Shares Votes For	Common Shares Votes Withheld
Leslie H. Gelb	11,679,042	325,236
Jeswald W. Salacuse	11,684,220	320,058

At June 30, 2011, in addition to Leslie H. Gelb and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Riordan Roett

R. Jay Gerken, CFA

Western Asset Worldwide Income Fund Inc.	29

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Worldwide Income Fund Inc. (“Fund”) on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

30	Western Asset Worldwide Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

5. If (i) the Agent has not invested the full distributions amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward

Western Asset Worldwide Income Fund Inc.	31

to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent’s service fee for handling distributions, will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit

32	Western Asset Worldwide Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

16. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset

Worldwide Income Fund Inc.

Directors Carol L. Colman	Western Asset Worldwide Income Fund Inc. 620 Eighth Avenue	Independent registered public accounting firm KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken, CFA	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, NY 10017-3909
Jeswald W. Salacuse	Western Asset Management Company
	Western Asset Management Company Limited	New York Stock Exchange Symbol
Officers	Western Asset Management Company Ltd	SBW
R. Jay Gerken, CFA	Western Asset Management Company Pte. Ltd.
President and Chief Executive Officer
Kaprel Ozsolak	Custodian
Chief Financial Officer	State Street Bank and Trust Company
Ted P. Becker	1 Lincoln Street
Chief Compliance Officer	Boston, MA 02111
Vanessa A. Williams
Identity Theft Protection Officer	Transfer agent
Robert I. Frenkel	American Stock Transfer & Trust Company
Secretary and Chief Legal Officer	59 Maiden Lane
Thomas C. Mandia	New York, NY 10038
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•             Personal information included on applications or other forms;

•             Account balances, transactions, and mutual fund holdings and positions;

•             Online account access user IDs, passwords, security challenge question responses; and

•             Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•             Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•             Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•             The Funds’ representatives such as legal counsel, accountants and auditors; and

•             Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Worldwide Income Fund Inc.

Western Asset Worldwide Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Worldwide Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

WAS04051 8/11 SR11-1454

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Worldwide Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Worldwide Income Fund Inc.

Date:	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Worldwide Income Fund Inc.

Date:	August 26, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Worldwide Income Fund Inc.

Date:	August 26, 2011